RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The company’s related party transactions are recorded at the exchange amount. The company’s related party transactions are primarily with the partnership and Brookfield.
The Arrangement
On December 24, 2024, the partnership, BRHC, and the company completed an arrangement (the “Arrangement”), pursuant to which 1505127 B.C. Ltd. (which was renamed Brookfield Renewable Corporation) became the “successor issuer” (as defined in NI 44-101) to the former BEPC, which was renamed Brookfield Renewable Holdings Corporation and BRHC’s class A exchangeable subordinate voting shares were delisted. The purpose of the Arrangement was to allow BEPC to maintain the benefits of its business structure, while addressing proposed amendments to the Income Tax Act (Canada) that were expected to result in additional costs to the company if no action was taken. In connection with the Arrangement, among other things, (i) holders of class A exchangeable subordinate voting shares of BRHC, other than Brookfield, received BEPC exchangeable shares in exchange for their class A exchangeable subordinate voting shares of BRHC on a one-for-one basis; (ii) Brookfield transferred their class A exchangeable subordinate voting shares of BRHC to BEPC in exchange for class A.2 exchangeable shares on a one-for-one basis; (iii) the class A exchangeable subordinate voting shares of BRHC were delisted; (iv) the exchangeable shares of BEPC were listed on the NYSE and the TSX; (v) the partnership transferred 55 class B shares of BRHC to BEPC in exchange for 55 class B shares of BEPC; and (vi) 43,605 class B shares of BEPC were issued to the partnership in exchange for $1 million. The class A.2 exchangeable shares are exchangeable by Brookfield into BEPC exchangeable shares (subject to an ownership cap that limits the exchange by Brookfield of class A.2 exchangeable shares such that exchanges by Brookfield may not result in Brookfield owning 9.5% or more of the aggregate fair market value of all issued and outstanding shares of BEPC) or LP units on a one-for-one basis.
In connection with the Arrangement, the company entered into two deposit agreements with one or more subsidiaries of the partnership, one as depositor or lender and one as depositee or borrower. Each deposit agreement contemplates potential deposit arrangements pursuant to which the parties thereunder would mutually agree to deposit funds thereunder from time to time on a demand basis at a specified rate of interest. Additionally, the company, as borrower, entered into a credit agreement with a subsidiary of the partnership, as lender, pursuant to which the subsidiary of the partnership established a revolving credit facility in the aggregate principal amount of $150 million in favour of the company.
The credit agreement has a ten-year term, subject to automatic one-year extensions occurring annually unless terminated by the lender.
On December 31, 2025, BRHC undertook a reorganization pursuant to which a new corporation, 1566030 B.C. Ltd. (“New BRHC”) was formed, and all existing shares of BRHC were contributed to New BRHC in exchange for shares of New BRHC. The reorganized structure operates substantially the same as the previous structure. New BRHC became a party to all agreements to which BRHC was a party, including the Master Services Agreement. New BRHC subsequently changed its name to Brookfield Renewable Holdings Corporation. Unless otherwise indicated, all references to BRHC refer to New BRHC.
Management Agreements
Master Services Agreement
Since inception, our parent company has had a management agreement (the “Master Services Agreement”) with certain service providers (the “Service Provider”), which are wholly-owned subsidiaries of Brookfield Asset Management. The Master Services Agreement was amended in connection with the completion of the special distribution to include BEPC as a service recipient.
The company’s annual consolidated financial statements include general corporate expenses of the partnership which were not historically allocated to the company’s operations. These expenses relate to management fees payable to Brookfield Asset Management and direct operating costs incurred by a subsidiary of the partnership. These allocated expenses have been included as appropriate in the company’s consolidated statements of income. Key decision makers of the company are employees of the ultimate parent company who provide management services under the company’s Master Services Agreement. However, the financial statements may not include all of the expenses that would have been incurred and may not reflect the company’s annual consolidated results of operations, financial position and cash flows had it been a standalone company during the periods presented. It is not practicable to estimate the actual costs that would have been incurred had the company been a standalone business during the periods presented as this would depend on multiple factors, including organizational structure and infrastructure.
Pursuant to the Master Services Agreement, on a quarterly basis, Brookfield Renewable pays a management fee, referred to as the management service costs, to the Service Provider equal to a fixed quarterly component of $5 million per quarter, adjusted for inflation, and a variable component calculated as a percentage of the increase in the total capitalization value of Brookfield Renewable over an initial reference value (subject to an annual escalation by a specified inflation factor beginning on January 1, 2013) (the "Base Management Fee"). For purposes of calculating the management service costs, the market value of Brookfield Renewable is equal to the aggregate value of all the outstanding units and other securities issued by the service recipients, plus all outstanding third-party debt with recourse to a recipient of services under the Master Services Agreement, less all cash held by such entities. The company will be responsible for reimbursing the partnership or its subsidiaries, as the case may be, for BEPC's proportionate share of the Base Management Fee. There has been no change in how the base management fee and incentive distribution fees are calculated as a result of the Arrangement. BEPC's proportionate share of the Base Management Fee will be calculated on the basis of the value of BEPC's business relative to that of the partnership. The Base Management Fee for the year ended December 31, 2025 was $110 million (2024: $106 million and 2023: $88 million).
Relationship Agreement
Since inception, Brookfield Renewable has had a Relationship Agreement with Brookfield pursuant to which Brookfield has agreed, subject to certain exceptions, that Brookfield Renewable will serve as its primary vehicle through which it will directly or indirectly, acquire renewable power assets on a global basis. The company, being a controlled subsidiary of Brookfield Renewable is entitled to the benefits and subject to certain obligations under the Relationship Agreement.
Equity Commitment Agreement
The partnership provides to BRHC an equity commitment in the amount of $1 billion pursuant to an amended and restated equity commitment agreement (the “Equity Commitment Agreement”). The equity commitment may be called by BRHC in exchange for the issuance of a number of class C shares to the partnership, corresponding to the amount of the equity commitment called divided by the fair market value of a class C share. The equity commitment is available in minimum amounts of $10 million and the amount available under the equity commitment will be reduced permanently by the amount so called. Before funds may be called on the equity commitment, a number of conditions precedent must be met, including that the partnership continues to control BRHC and has the ability to elect a majority of the BRHC board.
Pursuant to the Equity Commitment Agreement, BEP covenants and agrees that it will not declare or pay any distribution on the BEP units if on such date BEPC does not have sufficient funds or other assets to enable the declaration and payment of an equivalent dividend on the BEPC exchangeable shares.
Any amendment, modification or waiver to the Equity Commitment Agreement that would reasonably be expected to impact the economic equivalence of a BEPC exchangeable share with a BEP unit requires the affirmative vote of holders of a majority of the outstanding BEPC exchangeable shares not held by Brookfield or its affiliates, voting as a class or, in the event that there is more than one non-overlapping director, the approval of a majority of such non-overlapping directors. The equity commitment will terminate in the event that all of the outstanding BEPC exchangeable shares are held by Brookfield, the partnership, or their controlled affiliates.
Power Services Agreements
Energy Marketing Internalization
In the first quarter of 2021, the company and the partnership entered into an agreement to fully internalize all energy marketing capabilities in North America into the company. The agreement provides for the transfer for the partnership's Power Agency Agreements and related party power purchase agreements relating to certain power facilities in Maine and New Hampshire held by Great Lakes Holding America ("GLHA"), which are further described below. Certain third-party power purchase agreements were also transferred to the company as part of the Energy Marketing Internalization of the partnership’s North American energy marketing business.
The agreement became effective on April 1, 2021.
Power Agency Agreements
Certain subsidiaries of the company entered into Power Agency Agreements appointing the partnership as their exclusive agent in respect of the sale of electricity, including the procurement of transmission and other additional services. In addition, the partnership scheduled, dispatched and arranged for transmission of the power produced and the power supplied to third-parties in accordance with prudent industry practice. Pursuant to each Agreement, the partnership was entitled to be reimbursed for any third party costs incurred, and, in certain cases, received an additional fee for its services in connection with the sale of power and for providing the other services.
On closing of the Energy Marketing Internalization, all Power Agency Agreements were transferred by the partnership to the company.
Energy Marketing Agreement
Brookfield had agreed to provide energy marketing services to the company. Under this Agreement, the company paid an annual energy marketing fee commensurate to the services received. See Note 9 - Direct operating costs. On closing of the Energy Marketing Internalization, the Energy Marketing Agreement was transferred from Brookfield to the partnership.
Other Agreements
Other Revenue Agreements
Pursuant to a 20-year power purchase agreement, the partnership purchased all energy from several power facilities in Maine and New Hampshire held by GLHA at $37 per MWh. The energy rates were subject to an annual adjustment equal to 20% of the increase in the CPI during the previous year.
Upon closing of the Energy Marketing Internalization, the power purchase agreement with GLHA was transferred to the company.
Brookfield Renewable from time to time may enter into other power purchase agreements with Brookfield and its subsidiaries to deliver electricity, attributes related to generation and other related services. These agreements are typically entered into on commercial terms. During the year ended December 31, 2025 Brookfield Renewable recognized $31 million (2024: $68 million) in related party revenue and less than nil in financial instrument gains (2024: less than $1 million) related to these contracts. As at December 31, 2025 Brookfield Renewable had a financial instrument balance of nil (2024: less than $1 million) for such contracts classified under IFRS 9.
Credit facilities and funds on deposit
Brookfield has provided a $400 million unsecured revolving credit facility maturing in December 2030 and the draws bear interest at SOFR plus a margin of 1.80%. During the current period, there were no draws on the committed unsecured revolving credit facility provided by Brookfield. Brookfield may from time to time place funds on deposit with the company which are repayable on demand including any interest accrued. There were nil funds placed on deposit with the company as at December 31, 2025 (December 31, 2024: nil). There was no interest expense on the Brookfield revolving credit facility and deposit reflected for the year ended December 31, 2025, 2024, and 2023.
From time to time Brookfield Renewable may enter into short-term arrangements with consolidated subsidiaries of the company that permit such entities to place funds on deposit with Brookfield Renewable up to a limit of $750 million per deposit. Interest earned or incurred on such deposits fall between the interest rate that would otherwise be payable by Brookfield Renewable under its commercial paper program or credit facilities with unrelated parties and the interest rate that would otherwise be available to the applicable depositing party in similar transactions on an arms’ length basis with unrelated parties. Each deposit carries a maturity date which must not exceed three months, however the company may request repayment upon three business days' written notice. As at December 31, 2025, there were $376 million (2024: $125 million) of funds placed on deposit with Brookfield Renewable, which carry an interest rate of 3.39% to 4.03%. Funds placed on deposit are reflected within due from related parties on the consolidated statements of financial position. Interest income earned on the deposits placed with Brookfield Renewable for year ended December 31, 2025 less than $1 million.
The company participates with institutional partners in Brookfield Americas Infrastructure Fund, Brookfield Infrastructure Fund II, Brookfield Infrastructure Fund III, Brookfield Infrastructure Fund IV, Brookfield Infrastructure Fund V, Brookfield Infrastructure Debt Fund, Brookfield Global Transition Fund I, Brookfield Global Transition Fund II, and The Catalytic Transition Fund (“Private Funds”), each of which is a Brookfield sponsored fund, and in connection therewith, Brookfield Renewable, together with its institutional partners, has access to financing using the Private Funds’ credit facilities.
Brookfield Wealth Solutions
From time to time, Brookfield Wealth Solutions and its related entities may agree to provide financing to Brookfield Renewable. In addition, Brookfield Wealth Solutions and its related entities may also participate, alongside unaffiliated third parties on market terms and at market rates, in capital raises undertaken by Brookfield Renewable that are recognized non-recourse borrowings in the statement of financial position. As at December 31, 2025, the company, together with its institutional partners, had the following balances owing to Brookfield Wealth Solutions: nil of non-recourse borrowings (2024: $13 million); and $458 million (2024: $58 million) of borrowings from Brookfield Wealth Solutions classified as due to related party. Subsidiaries of Brookfield Wealth Solutions may from time to time decide to participate in the company’s equity offerings.
Other
From time to time as part of normal course tax efficiency initiatives of our group, the company may invest in a subsidiary of the partnership or extend intercompany loans which are generally unsecured, bear interest at market rates, and are repayable on demand or under agreed terms to a subsidiary of the partnership to optimize the use of tax attributes, including net operating losses within the group. During the second quarter of 2025, Brookfield Renewable executed a $945 million intercompany loan with the company, which carries an interest rate of 7.5%, and is classified as Due from related parties and Due to related parties on the consolidated statements of financial position. The interest expense for the year ended December 31, 2025 totaled approximately $45 million.
During the third quarter of 2025, the company transferred its interest in a portfolio of 220 MW under construction storage assets in the U.S. to a subsidiary of the partnership for proceeds of approximately $114 million. As a result of the transfer, the company derecognized $258 million of total assets and $134 million of total liabilities. The transaction was accounted for as a common control transaction with the difference between consideration received and the assets and liabilities given up recorded directly to equity and presented as a Disposal in the consolidated statements of changes in equity.
During the fourth quarter of 2025, the company, together with its institutional partners, completed the sale of a 25% interest in a 403 MW portfolio of operating hydroelectric assets in the U.S. for proceeds of approximately $230 million ($111 million net to the company), to a private fund managed by BAM, at a value equivalent to what was agreed to with an unaffiliated third party.
During the fourth quarter of 2025, the company, together with its institutional partners, completed the sale of a 700 MW portfolio of operating distributed generation assets in the U.S for proceeds, net of transaction costs, of approximately $546 million ($215 million net to the company). 47% was sold to a third party and the remaining 53% was sold to a private fund managed by BAM, at a value equivalent to what was agreed to with the unaffiliated third party.
During the fourth quarter of 2025, Brookfield Renewable completed the acquisition of an incremental 15% ownership in Isagen for $1 billion, of which the company’s share was $900 million, from a private fund managed by BAM, at a value equivalent to the purchase price agreed to with an unaffiliated third party. Brookfield Renewable increased its ownership in the business to approximately 37.3%, of which the company’s share is 34%, and will continue to consolidate this business. In connection with the closing of the transaction, Brookfield Renewable obtained $400 million in financing from Brookfield Wealth Solutions.
Subsequent to year end, the company, together with its institutional partners, agreed to the sale of a 132 MW portfolio of operating wind and solar assets in the U.S. for proceeds of approximately $89 million ($57 million net to the company), of which 33.3% was agreed to be sold to a private fund managed by BAM, at a value equivalent to what was agreed to with the unaffiliated third parties that agreed to acquire the remaining 66.6% interest in the portfolio. The closing of this transaction is subject to customary closing conditions.
The following table reflects the related party agreements and transactions in the consolidated statements of income (loss), for the years ended December 31:

(MILLIONS)	2025	2024	2023
Revenues
Power purchase and revenue agreements	$31	$68	$10

Other income
Interest income	$88	$42	$29
Distribution income	—	3	7
	$88	$45	$36

Direct operating costs
Energy purchases	$(31)	$(27)	$(19)
Energy marketing fee & other services	(25)	(2)	(2)
	$(56)	$(29)	$(21)

Interest expense
Borrowings and distributions(1)	$(469)	$(462)	$(140)

Other
Other related party services (expense) income	$(8)	$(5)	$3
Financial instrument gain	—	2	9
	$(8)	$(3)	$12

Management service costs	$(110)	$(106)	$(88)
(1)Includes distributions on BEPC exchangeable shares, class A.2 exchangeable shares and BRHC class C shares of $15 million, $52 million and $282 million, respectively. (2024: $14 million, $49 million and $293 million, respectively. 2023: $60 million, nil and nil, respectively).
The following table reflects the impact of the related party agreements and transactions on the consolidated statements of financial position as at December 31:

(MILLIONS)	Related party	2025	2024
Current assets
Due from related parties
Amounts due from	Brookfield	$16	$30
	The partnership	1,590	1,363
	Equity-accounted investments and other	19	11
		$1,625	$1,404

Non-current assets
Due from related parties
Amounts due from	The partnership	$—	$9

Current liabilities
Due to related parties
Amounts due to	Brookfield	$67	$34
	The partnership	903	480
	Brookfield Wealth Solutions and associates	24	24
	Equity-accounted investments and other	17	6
		$1,011	$544

Non-current liabilities
Due to related parties
Amounts due to	Brookfield	$9	$53
	The partnership	42	452
	Brookfield Wealth Solutions and associates	434	34
	Equity-accounted investments and other	—	2
		$485	$541

Non-recourse borrowings	Brookfield Wealth Solution and associates	$—	$13
Current assets
Amounts due from Brookfield and the partnership are non-interest bearing, unsecured and due on demand.
Current liabilities
Amounts due to Brookfield and the partnership are unsecured, payable on demand and relate to recurring transactions.